UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2026

AVITA Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39059	85-1021707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford Suite 220
Valencia, California		91355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 661 367-9170

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

AVITA Medical, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) solely by means of remote communication via live webcast on June 3, 2026 (being June 4, 2026 in Australia). At the close of business on April 9, 2026, the record date of the Annual Meeting, 30,776,689 shares of the Company’s common stock were outstanding and entitled to vote on the matters presented at the Annual Meeting. The holders of a total of 15,592,447 shares voted at the Annual Meeting, which total constituted a quorum, being not less than a majority of the outstanding shares entitled to vote.

Director and Officer Equity Awards

At the Annual Meeting, the Company’s stockholders approved grants of options and restricted stock units to the Company’s non-executive directors in the form of annual and initial grants. The annual grants are summarized in paragraph 4 of Item 5.07 below, and also described in Proposals 4 -7, 9, and 11 in the Company’s definitive proxy statement filed on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2026 (the “Proxy Statement”). The initial grants are described in paragraphs 5 and 6 of Item 5.07 below and also described in Proposals 8 and 10 in the Proxy Statement. The terms and conditions of these grants are provided in the Proxy Statement, which disclosure is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on all the proposals summarized in the Proxy Statement, as set forth below:

1.
Election of Directors (Proposal 1): All seven directors named in the Proxy Statement were elected to serve on the Company’s Board of Directors with the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jan Stern Reed	10,902,991	798,914	3,890,542
Professor Suzanne Crowe	10,979,194	722,711	3,890,542
Jeremy Curnock Cook	10,700,424	1,001,481	3,890,542
Robert McNamara	10,962,888	739,017	3,890,542
Dr. Michael Tarnoff	11,011,908	689,997	3,890,542
Joseph Woody	10,977,874	724,031	3,890,542
Cary Vance	11,176,792	525,113	3,890,542

2.
Appointment of Independent Auditor (Proposal 2): The stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions
14,962,654	255,151	374,642

3.
Increase the maximum aggregate annual cash fee pool from which the non-executive Directors of the Company may be paid (Proposal 3): Stockholders approved, for the purposes of ASX Listing Rule 10.17 and section 2.10 of the Company’s Amended and Restated Bylaws (and for all other purposes), an increase to the aggregate annual cash fee pool from which non-executive directors of the Company may be paid for their services from a maximum of US$750,000 per annum to a maximum of US$900,000 per annum. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,582,602	2,710,656	408,647	3,890,542

4.
Issuance of Securities to Non-Executive Directors (Proposals 4 - 7, 9 & 11): Stockholders approved the annual grants comprised of 22,214 restricted stock units and 16,133 stock options, to each of the following non-executive directors, in accordance with the terms and conditions set out in the Proxy Statement. The votes regarding these proposals were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Professor Suzanne Crowe	8,869,562	2,411,009	421,334	3,890,542
Jeremy Curnock Cook	8,722,810	2,544,450	434,645	3,890,542
Robert McNamara	8,818,589	2,449,386	433,930	3,890,542
Jan Stern Reed	8,841,764	2,434,253	425,888	3,890,542
Dr. Michael Tarnoff	8,774,530	2,458,787	468,588	3,890,542
Joseph Woody	8,830,204	2,446,817	424,884	3,890,542

5.
Issuance of Securities to Dr. Michael Tarnoff (Proposal 8): Stockholders approved the initial grant comprised of 26,250 restricted stock units and 19,063 stock options, to Dr. Michael Tarnoff, in accordance with the terms and conditions set out in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,791,498	2,433,367	477,040	3,890,542

6.
Issuance of Securities to Joseph Woody (Proposal 10): Stockholders approved the initial grant comprised of 40,547 restricted stock units and 29,446 stock options, to Mr. Joseph Woody, in accordance with the terms and conditions set out in the Proxy Statement. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,863,312	2,395,376	443,217	3,890,542

7.
Advisory Vote to Approve Compensation of Named Executive Officers (Proposal 12): Stockholders voted in favor of the non-binding advisory vote to approve the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,918,272	2,202,213	581,420	3,890,542

8.
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation (Proposal 13): Stockholders voted in favor of the non-binding advisory vote to set the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
9,545,151	924,743	650,252	581,759	3,890,542

9.
Approval of the Issuance of Warrants (Proposal 14): Stockholders approved, for the purpose of ASX Listing Rule 7.1 (and all other purposes), the issuance of a warrant or warrants covering up to 650,000 shares of Common Stock, with a term of ten years (the “Warrants”), to Perceptive Credit Holdings V, LP (“Perceptive”), pursuant to the credit agreement between the Company and Perceptive, dated January 13, 2026. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,322,532	1,769,627	609,746	3,890,542

10.
Approval of the Issuance of Equity Securities (Proposal 15): Stockholders approved as a special resolution, for the purpose of ASX Listing Rule 7.1A (which allows the Company to seek stockholder approval to issue an additional 10% over the annual listing limit of 15% of its issued capital in a consecutive 12-month period) and all other purposes, the issue of Equity Securities (as defined in ASX Listing Rule 19.2) up to such additional 10% of the issued capital (at the time of issuance) of the Company (as calculated in accordance with ASX Listing Rule 7.1A.2). The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,947,195	2,223,106	531,604	3,890,542

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVITA Medical, Inc.

Date:	June 4, 2026	By:	/s/ David O’Toole
David O’Toole Chief Financial Officer